                            NOTICE OF GUARANTEED DELIVERY

                               OFFER FOR OUTSTANDING
                            9-7/8% SENIOR NOTES DUE 2008

                                  IN EXCHANGE FOR

                            9-7/8% SENIOR NOTES DUE 2008

                                        OF

                                ELGAR HOLDINGS, INC.

     This form or one substantially equivalent to it must be used to exchange the Elgar Holdings, Inc. 9-7/8% Senior Notes Due 2008 (the "Old Notes") if certificates for the Old Notes are not immediately available or if time will not permit the Letter of Transmittal or other required documents to reach the United States Trust Company of New York, N.A. (the "Exchange Agent") prior to 5:00 p.m. New York time on ______ __, 1998, at which time the right to exchange the Old Notes terminates. This form must be delivered by hand, mail, telegram or facsimile transmission to the Exchange Agent as follows:

  MAIL DELIVERY TO: United States Trust Company of New York, N.A., EXCHANGE
AGENT

                                      By Mail:

                      United States Trust Company of New York
                            P.O. Box 844, Cooper Station
                              New York, NY 10276-0841
                         Attention: Corporate Trust Services


                BY HAND:                              BY OVERNIGHT DELIVERY:

     United States Trust Company                   United States Trust Company
             of New York                                   of New York
      111 Broadway, Lower Level                      770 Broadway, 13th Floor
          New York, NY 10006                            New York, NY 10003
      Attention: Corporate Trust                    Attention: Corporate Trust
               Services                                      Services

--------------------------------------------------------------------------------
               DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
               THOSE SHOWN ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

   UNDER THE TERMS OF THIS DOCUMENT, THE OLD NOTES, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND OTHER DOCUMENTS REQUIRED BY THE
LETTER OF TRANSMITTAL MUST BE DELIVERED TO THE EXCHANGE AGENT WITHIN FOUR BUSINESS DAYS AFTER THE DATE OF DELIVERY OF THIS NOTICE OF GUARANTEED
DELIVERY.
--------------------------------------------------------------------------------

     Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Elgar Holdings, Inc., a Delaware corporation, with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated July __, 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged:



                        DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------------
    PLEASE FILL IN YOUR NAME(S) EXACTLY
       AS IT APPEARS ON YOUR NOTE(S)                           PLEASE FILL IN
         AND YOUR PRESENT ADDRESS                           NUMBERS AND AMOUNTS
--------------------------------------------------------------------------------------
NAME(S):                                               NOTE                  PRINCIPAL
                                                     NUMBER(S)                 AMOUNT
                                                  ------------------------------------

                                                  ------------------------------------

                                                  ------------------------------------
ADDRESS(ES):
                                                  ------------------------------------

                                                  ------------------------------------

                                                  ------------------------------------

                                                  ------------------------------------
                                         TOTALS
--------------------------------------------------------------------------------------



  SIGNATURES (ALL REGISTERED HOLDERS MUST SIGN):  ADDRESS:

 ---------------------------------------          ------------------------------------

 ---------------------------------------          ------------------------------------
       (Please Type or Print)                     Area Code and Daytime Telephone Number:
                                                  (     )      -
                                                  ------------------------------------

                        THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                      GUARANTEE

     The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees to deliver to the Exchange Agent at the address set forth above, Old Note certificates surrendered for exchange hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal, within four (4) business days after the date of delivery of this Notice of Guaranteed Delivery.


Dated:                   , 199          Name of Firm:
      -------------------     --                     --------------------------


                                        Sign Here:
                                                  -----------------------------
                                                     (Authorized Signature)


                                        Name:
                                             ----------------------------------
                                                     (Please type or print)



                                             ----------------------------------
                                               (Area code and Telephone Number)


                                        Address:
                                                -------------------------------

                                                -------------------------------

                                                -------------------------------
                                                                     (Zip code)

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.